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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number    811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:    (312) 368-5510

Date of fiscal year end:   December 31

Date of reporting period:     March 31, 2009

     Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1 -5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

DNP Select
Income Fund Inc.

First Quarter Report

March 31, 2009

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2010, the Fund will send you a Form 1099-DIV for the calendar year 2009 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

May 7, 2009

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2009. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 11.47% common stock dividend yield based on the March 31, 2009, closing price of $6.80 per share. That yield compares favorably with the yields of 4.99% on the Dow Jones Utility Index and 5.08% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

     The Fund performed well on a total return (income plus change in market price) basis relative to the broader market and utility indices during the first quarter of 2009. A portion of that performance reflects a recovery in the Fund’s stock price from the historic low levels it reached in the fourth quarter of 2008 due to tax loss harvesting and a lack of retail interest in stocks in general. After rebounding strongly in January (up 32.4%), the Fund’s stock price in February and March was more in line with the overall market although distinctly less volatile.

     Your Fund had a total return (income plus change in market price) of 14.0% for the quarter ended March 31, 2009, which exceeded the –6.1% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index — a stock-only index — had a total return of –10.8%.

     On a longer-term basis, as of March 31, 2009, your Fund had a five-year cumulative total return of –11.1%, which was below the 26.4% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 26.4%. It is important to note that the composite index includes no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks. The composite and index returns do not include any fees or expenses.

	Cumulative Total Return*
	DNP Select Income Fund Inc.
For the period indicated through March 31, 2009	Market	NAV	Composite Index	S&P Utilities Index	Barclays Capital U.S. Utility Bond Index
One year	–31.2%	–28.8%	–21.9%	–29.7%	–.9%
Five years	–11.1%	9.1%	26.4%	26.4%	15.2%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The Fund Receives a Lipper Long-Term Performance Achievement Certificate: Lipper, a global leader in providing mutual fund analysis and information, awards Performance Achievement Certificates to funds with net asset value total returns that topped their Lipper investment category over a variety of time periods. We are pleased to report that your Fund received an award for the five and ten-year periods ending December 31, 2008. The Fund ranks number one in the Lipper closed-end Equity Income & Preferred Stock Funds classification for those periods.

     Analyst Reviews: As part of the review of our investment process, Fund analysts prepare annual industry reviews and outlooks for presentation to the Board of Directors. These reviews bring into focus certain factors affecting the operating and financial performance of the utility industries. Following are highlights from those reviews.

     Change: The change from the Bush to the Obama Administration will have a profound impact on the electric utility industry. The views of the two administrations are diametrically opposed on important issues the industry faces. One major difference concerns the recognition of global warming as a danger to the environment and the willingness to act in order to limit further environmental harm. But while global warming may be the most high profile of the electric utility issues that the new administration must address, there are several other thorny issues, including mandated energy efficiencies, renewable energy requirements, and smart grid development.

     When examining President Obama’s key energy appointments, it is apparent that his administration is environmentally focused. Carol Browner (The Energy “Czar”), Lisa Jackson (Head of the EPA), Stephen Chu (Secretary of Energy), and Ken Salazar (Secretary of the Interior) all have long track records of environmental activism and advocacy. Washington’s environmental predisposition is further buoyed by the composition of key energy-related congressional committees. The House Energy and Commerce Committee and Select Committee on Energy Independence and Global Warming, and the Senate Environment and Public Works Committee and Energy and Natural Resources Committee, are each led by strong environmentalists.

     What does strong governmental environmental leadership mean for the electric utility industry? We see the potential for both positive and negative impacts from this major shift in policy. On the positive side, in order to address many of the environmental concerns of the new administration, utilities will be mandated to make investments in renewable generation facilities, transmission lines, smart-grid technologies, electric vehicle infrastructure, and environmentally compliant plant and equipment. We favor companies who have regulatory jurisdictions that require and approve capital investments in advance and have demonstrated regulatory fairness and reasonableness in prior cases. When companies are able to act in concert with their regulators, the probability of cost recovery and visible earnings growth is heightened.

     Further, the utility industry is enjoying significant technological change. The conversion to a smart electricity grid will provide pricing and network management efficiencies that will not only offer environmental benefits, but will also revolutionize the way that electricity is delivered and used. Those companies able to capture and benefit from the technological efficiencies also are likely to reward shareholders with increased dividends and share prices.

     However, as we look toward a more environmentally-centric future, there are two negatives that will require careful analysis by electric utility investors — political/regulatory uncertainties and upward pressure on electricity rates. Will Congress mandate that a specified portion of all domestic electricity be sourced from renewable generation? If carbon dioxide reduction legislation is passed, how aggressive will the reduction targets be, and what will be the details of cap-and-trade legislation, if enacted? Will coal based generation have a future in a lower carbon environment and, if so, at what cost? Will utility companies be adequately compensated for promoting and implementing energy efficiency measures? The answers to those questions will impact company financial prospects. Until there is greater clarification on many of these issues we expect that the stock prices of affected companies may be subject to political/regulatory uncertainty and volatility.

     We believe that if the energy and environmental policies of the new administration are enacted, the cost of electricity will increase. Of course, rate increases are not categorically bad. Rate increases can provide the opportunity for utilities to grow revenues and increase earnings. There is a concern, however, that rates may need to be raised to levels that are politically untenable. That concern is greatest in states where regulators have a history of being biased on the side of the consumer at the financial expense of the regulated utilities.

     In summary, your managers look to the future of the electric utility industry with a sense of cautious optimism. The path that our nation is taking is filled with potentially attractive opportunities for earnings growth and enhanced visibility; however, taking that path may require periods of contentious political deliberations at the federal level, followed by the time needed to craft and implement the policies at the state level. As in the past, our internal company research and analysis will consider the political/regulatory environments at both the federal and state levels. We are committed to continually searching for those value creating opportunities that occur when utility stock prices over- or under-react to political and regulatory developments.

     Your Natural Gas Companies: The Fund’s holdings in stocks of utilities that deliver natural gas — transmission and distribution companies — continue to provide a high level of income, with the yield on the portfolio’s gas stocks consistently higher than the natural gas universe. Those companies have also continued to increase their dividends, which helps the Fund achieve its income objective.

     Nevertheless, the share price of the natural gas stocks in your Fund’s portfolio took the same roller coaster ride as the broader market in 2008. During the first half of 2008, those stocks underperformed their peer group, which includes many companies that have significant exposure to the price of natural gas. The commodity-exposed companies benefited as gas prices followed skyrocketing oil prices. However, when oil prices started to fall last summer, natural gas prices followed suit, and the commodity-exposed companies suffered more than the typical natural gas utility. As a result, the gas company stocks in your Fund’s portfolio outperformed their peer group in the second half of 2008. Overall in 2008, utility-focused stocks performed in line with commodity-exposed names, with both groups falling less than the S&P Utilities Index.

     The economic downturn has, of course, affected the business activity of companies in our portfolio. Demand growth is lower than it otherwise would have been, resulting in slower revenue growth, or declining revenues, from natural gas deliveries. There has also been a pickup in bad debt for some companies. Moreover, due to the drop in the stock market, some companies must increase their contributions to employee pension plans so that they will be adequately funded after the significant investment losses of 2008. To conserve cash flow, companies have cut non-necessary capital expenditures. Many have also filed rate cases with their local regulators so they can recover their costs of doing business.

     The winter ended with a meaningful surplus of gas in storage, and we expect a supply overhang to persist for most of this year. Much of the recent increase in supply has come from newer, unconventional gas producing geologic formations, where well spigots cannot just be “turned off ” until prices rebound. In areas where it is possible, production has been “shut-in”, and we will continue to see this occur as the year progresses. But the decline in world liquefied natural gas (LNG) prices will tend to exacerbate our oversupply because the United States has the spare capacity to receive tankers of LNG, and at least some of the supply formerly destined for Europe and Asia is expected to be shipped here. As a result, we expect the softness in natural gas prices to continue over the next several months.

     Looking further ahead, however, gas prices are likely to rise over the next couple of years as supply adjusts downward and the economy recovers. This natural adjustment will be reinforced by the new Administration’s focus on renewable energy, which requires “back up” gas-fired generation, and restrictions on drilling. Where prices may end up is impossible to say, but the longer-term direction is almost certainly higher.

     We continue to focus on stable, “plain vanilla” gas utilities for DNP, particularly those with constructive regulatory environments, service territories that are growing at above-average rates, and secure dividends. For companies that have more diversified business lines, we prefer those that are investing in infrastructure — like storage and pipelines — because those activities have the same characteristics as utilities: stable to growing incomes and little to no commodity exposure.

     Telecommunications Companies—Relatively Speaking, Still Defensive: What a year 2008 turned out to be! Despite the overall market gyrations, telecommunication industry fundamentals remained relatively strong. Wireless services continued to be the bright spot, with growth in subscribers, revenue and profit margins. In addition, wireless data usage (sending digital non-voice information on a cellular phone) remained robust as the penetration of “smart phones” increased. The rollout of telecom video products picked up speed in 2008, and the industry continued to experience increasing subscriber growth. Broadband (the ability to rapidly transmit large amounts of data) subscriber growth slowed as expected, as penetration levels approached saturation and fewer promotions were offered. The primary area of weakness for telecom companies is in the wireline segment of the industry, which continues to experience significant line losses, with no turnaround in that trend expected in the near future. However, most importantly, telecom companies have continued to return significant amounts of money to shareholders in the form of dividends, bucking the trend of companies in many other industries.

     The major trends for the telecom industry in 2009 continue to revolve around wireless data and video. Wireless has been the growth engine in the telecom sector for some time now. With U.S. penetration at 90% and most developed European and Asian markets higher than that, subscriber growth naturally has to slow. While the recession could put further pressure on subscriber growth, the trend to more substitution of fixed line with wireless may help to stabilize the overall wireless base of subscribers. Since penetration levels are approaching maturity, the new growth opportunity for wireless carriers is data. What is driving this growth is the availability of 3G (third generation) networks, which allow faster transmission speeds and new uses. Laptop cards and smart phones, such as the BlackBerry and the iPhone, are resulting in big increases in data usage for things like internet access, gaming, music, videos and global positioning systems (GPS). Data is expected to be an attractive opportunity for the wireless carriers for a number of years ahead.

     Telecom companies globally are offering video products. Technologies vary by country and operator, as do capabilities such as high definition (HD) and digital video recorders (DVRs). But the service is available in many markets and is gaining critical mass. Over the next few years, we expect rapid growth in subscribers from what is currently still a low base. With that growth, we also expect revenue to grow quickly and profitability to increase as scale is achieved. Over time, an attractive video offering by the telecom companies should assist in stabilizing the consumer wireline business both by limiting line loss and by increasing revenue per customer.

     Overall, the financial health of the telecom industry looks stable for 2009, which is a continuation of the trend from the past couple of years. In challenging economic times such as we are currently facing, telecom companies have the flexibility to cut capital spending quickly and for an extended period of time without seriously hurting their operations. Reducing operating expenses has been an ongoing focus for years, but we are seeing an increased urgency from many companies to control costs further in the current environment. Cost of debt remains relatively low for most telecom companies because they have moderate debt financing needs and have been able to borrow at attractive rates. As a result, dividends appear to be well supported, with even some room to grow.

     Some investors are still debating whether the telecommunication industry can be considered defensive as has been the case in the past. But what makes a sector defensive? One important criterion is the non-discretionary nature of the service provided. This seems to be true for the telecom industry. While the mix of telecom services may have changed with a shift from fixed to wireless and broadband services, most people and businesses are going to continue using some type of telecom service. This leads to a recurring service revenue model as customers pay their bills monthly. Revenue may see some pressure from less demand in a recession, but telecom revenue is going to be much more stable than many other more discretionary industries. As a result, we continue to believe that telecom provides value to DNP shareholders through attractive dividend yields that are supported by the recurring revenue model that generates significant and stable cash flow.

     Board of Directors Meetings: At the regular May 2009 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date

6.5	June 30	July 10
6.5	July 31	August 10
6.5	August 31	September 10

     Management reported at the May meeting that the process of retiring the Fund’s remarketed and auction preferred stock on a series-by-series basis had begun during the first quarter of 2009, and that to-date five of the outstanding series had been redeemed, using $100 million of cash on hand and $400 million in borrowings under a bank credit facility. It is the Fund’s intention to ultimately finance redemptions of the five series of preferred stock that remain outstanding using borrowings under the bank credit facility. However, the Fund is currently limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the Investment Company Act of 1940 (the “1940 Act”). Therefore, the Fund has applied to the U.S. Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund, for a transitional period, to maintain 200% asset coverage with respect to debt leverage that is used to refinance preferred stock, rather than the 300% that is normally required by the 1940 Act. The Fund’s application for such an exemptive order remains pending and there is no assurance that it will be granted. As a result, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemptions through press releases and postings to its website.

     The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on May 7, 2009 at 200 South Wacker Drive, Chicago, Illinois. At that meeting, Francis E. Jeffries, Nancy Lampton, Eileen A. Moran and David J. Vitale were re-elected as directors of the Fund. Following the annual meeting, Mr. Jeffries, who has served as Chairman of the Board of Directors since 2005, retired from that position and became Chairman Emeritus, and Mr. Vitale, who has been a Director of the Fund since 2000, was elected as Chairman of the Board. Also following the shareholder meeting, the Board of Directors elected, as additional independent directors, Philip R. McLoughlin and Geraldine M. McNamara, who have served for several years as directors of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. As a result of these appointments, the Board of Directors of each of the three closed-end funds advised by Duff & Phelps Investment Management Co. now consists of the same 12 individuals. This consolidation of Board membership will enable the three Boards and their committees to hold joint meetings and is part of our ongoing efforts to enhance the efficiency of the Boards’ oversight function and achieve economies of scale across the funds. Because of this consolidation, directors will now receive a single set of fees for their service on all three Boards, which will result in a reduced director compensation expenditure for the funds in the aggregate.

     About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (“MDP”). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in May 2009. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC) and are shown as such on the shareholder 1099-DIV form. Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. However, the Fund exhausted its tax loss carryforwards in 2008. In the absence of tax loss carryforwards, distributions from realized gains will be treated as taxable gains rather than ordinary income.

     The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, on August 26, 2008, the SEC granted the Fund’s request for exemptive relief, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year, in connection with the Fund’s MDP.

     Even with the granting of exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	David J. Vitale	Nathan I. Partain, CFA
Chairman Emeritus	Chairman of the Board	Director, President, and
Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2009

COMMON STOCKS—106.1%

Shares	Description	Value (Note 1)
	■ ELECTRIC AND GAS—82.7%

1,073,200	Alliant Energy Corp.	$26,497,308
600,000	American Electric Power Inc.	15,156,000
1,000,000	Atmos Energy Corp.	23,120,000
3,071,300	CenterPoint Energy Inc.	32,033,659
142,207	DPL Inc.	3,205,346
1,400,000	Dominion Resources, Inc.	43,386,000
2,730,000	Duke Energy Corp.	39,093,600
530,960	Entergy Corp.	36,153,066
1,039,000	Exelon Corp.	47,160,210
1,505,000	FPL Group Inc.	76,348,650
1,185,000	FirstEnergy Corp.	45,741,000
500,000	Great Plains Energy Inc.	6,735,000
188,673	National Grid PLC ADR (United Kingdom)	7,290,325
675,714	National Grid PLC (United Kingdom)	5,186,505
1,663,060	Northeast Utilities Inc.	35,905,465
800,000	Northwest Natural Gas Co.	34,736,000
1,237,200	NSTAR	39,441,936
500,000	OGE Energy Corp.	11,910,000
694,947	PG&E Corp.	26,560,874
2,000,000	Pepco Holdings Inc.	24,960,000
1,000,000	Piedmont Natural Gas Co.	25,890,000
1,500,000	Pinnacle West Capital Corp.	39,840,000
1,600,000	Progress Energy Inc.	58,016,000
1,800,000	Public Service Enterprise Group Inc.	53,046,000
1,000,000	Scottish & Southern Energy ADR (United Kingdom)	16,250,000
850,000	Scottish & Southern Energy PLC (United Kingdom)	13,511,480
1,000,000	Sempra Energy	46,240,000
1,700,000	Southern Co.	52,054,000
1,015,000	Spectra Energy Corp.	14,352,100
2,605,564	Teco Energy Inc.	29,052,039
1,000,000	TransCanada Corp. (Canada)	23,650,000
1,500,000	Vectren Corp.	31,635,000
1,000,000	WGL Holdings Inc.	32,800,000

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2009

Shares	Description	Value (Note 1)

1,000,000	Westar Energy Inc.	$17,530,000
3,499,304	Xcel Energy Inc.	65,192,034

		1,099,679,597
	■ TELECOMMUNICATION—23.4%

2,376,410	AT&T Inc.	59,885,532
1,200,000	Centurytel Inc.	33,744,000
1,000,000	France Telecom SA (France)	22,770,061
3,000,000	Frontier Communications Corp.	21,540,000
1,612,900	Koninklijke KPN NV (Netherlands)	21,542,966
839,150	Telefonica, S.A. (Spain)	16,734,379
757,900	Telus Corp. (Canada)	20,890,968
2,284,600	Verizon Communications Inc.	68,994,920
1,121,640	Vodafone Group PLC ADR (United Kingdom)	19,538,969
3,128,360	Windstream Corp.	25,214,581

		310,856,376

	Total Common Stocks (Cost—$1,634,810,583)	1,410,535,973

PREFERRED STOCKS—7.1%

	■ UTILITY—1.3%

220,000	Southern California Edison 6 1/8% Perpetual	16,596,250

		16,596,250

	■ NON-UTILITY—5.8%

710,432	AMB Property Corp. 7% Series O Perpetual	10,301,264
650,000	Duke Realty Corp. 6.95% Series M Perpetual	5,525,000
*800,000	Federal National Mortgage Association 8 1/4% Series S Perpetual	568,000
*300,000	Federal National Mortgage Association 7% Series O Perpetual	285,000
605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	8,258,250
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	17,550,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	11,292,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	11,477,400
200,000	Vornado Realty Trust 7% Series E Perpetual	2,952,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	3,293,298
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	5,302,500

		76,804,712

	Total Preferred Stocks (Cost—$180,878,989)	93,400,962

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2009

BONDS—46.4%

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)

	■ ELECTRIC AND GAS—19.0%

$ 10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,144,640
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36	Baa2	BBB–	16,282,134
6,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	Baa3	BBB+	7,096,068
11,000,000	Cleveland Electric Illuminating Co.
	8 7/8%, due 11/15/18	Baa2	BBB+	12,191,982
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	19,578,336
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	25,423,775
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A–	20,815,200
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	Baa1	A–	3,987,875
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19	Baa3	BBB+	19,552,300
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB–	4,068,870
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A–	21,991,326
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,261,530
11,350,000	NSTAR
	8%, due 2/15/10	A2	A	11,800,583
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,523,787
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	9,048,159

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2009

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	$25,403,200
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,330,088
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	5,019,461
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	6,985,606

				252,504,920

	■ TELECOMMUNICATION—25.6%

8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,721,656
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	Baa1	A	11,689,060
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	15,744,964
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	10,210,260
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa2	BBB	22,896,016
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB–	15,150,000
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB–	10,800,000
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	8,271,179
18,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
	8 1/2%, due 6/15/10	Baa1	BBB+	18,802,512
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A–	24,782,755
17,000,000	Koninklijke KPN NV (Netherlands)
	8%, due 10/01/10	Baa2	BBB+	17,587,435

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2009

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
$ 15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	$15,541,335
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Ba2	BB	12,775,120
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Ba2	BB	9,000,000
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	10,788,570
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa2	BBB+	4,396,780
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	5,569,361
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	25,320,512
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	A–	15,412,920
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	A–	12,009,013
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	A–	5,499,015
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	17,695,589
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	15,792,408
20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A–	20,751,660
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A–	5,493,135

				340,701,255

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2009

		Ratings		Value (Note 1)
Par Value	Description	Moody’s	Standard and Poor’s
	■ NON-UTILITY—1.8%

$ 14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A–	$14,217,124
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	9,508,888

				23,726,012

	Total Bonds (Cost—$693,799,609)			616,932,187

TOTAL INVESTMENTS—159.6% (Cost—$2,509,489,181)				2,120,869,122

OTHER ASSETS LESS LIABILITIES—(29.5%)				(391,860,573)

AUCTION PREFERRED STOCK—(30.1%)				(400,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%				$1,329,008,549

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

* Non-income producing security

The accompanying notes are an integral part of these financial statements.

(1)	Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three-tier hiearchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of March 31, 2009.

Level 1—	$1,503,936,935
Level 2—	616,932,187

Total—	$2,120,869,122

(2)	At December 31, 2008, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,719,792,908, the Fund had gross unrealized appreciation of $140,858,282 and gross unrealized depreciation of $357,986,410.

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
FRANCIS E. JEFFRIES, CFA	(312) 368-5510
Chairman Emeritus
Shareholder inquiries please contact:
STEWART E. CONNER
Transfer Agent,
CONNIE K. DUCKWORTH	Dividend Disbursing
Agent and Custodian
ROBERT J. GENETSKI
BNY Mellon
PHILIP R. MCLOUGHLIN	Shareowner Services
480 Washington Blvd.
GERALDINE M. MCNAMARA	Jersey City, New Jersey 07310
(877) 381-2537
EILEEN A. MORAN
Investment Adviser
NATHAN I. PARTAIN, CFA
Duff & Phelps Investment
CHRISTIAN H. POINDEXTER	Management Co.
200 South Wacker Drive, Suite 500
CARL F. POLLARD	Chicago, Illinois 60606
(312) 368-5510

Administrator
Officers
J.J.B. Hilliard, W.L. Lyons, LLC
NATHAN I. PARTAIN, CFA	500 West Jefferson Street
President, Chief Executive Officer and	Louisville, Kentucky 40202
Chief Investment Officer	(888) 878-7845

T. BROOKS BEITTEL, CFA	Legal Counsel
Senior Vice President and Secretary
Mayer Brown LLP
JOSEPH C. CURRY, JR.	71 South Wacker Drive
Senior Vice President and Treasurer	Chicago, Illinois 60606

JOYCE B. RIEGEL	Independent Registered Public Accounting Firm
Chief Compliance Officer
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2.	CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date	May 14, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain President and Chief Executive Officer

Date	May 14, 2009

By (Signature and Title)	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr. Senior Vice President and Treasurer

Date	May 14, 2009